UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2020

Avita Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39059	85-1021707
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28159 Avenue Stanford, Suite 220, Valencia, CA 91355	661.367.9170
(Address of principal executive offices, including Zip Code)	(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RCEL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events

On November 4, 2020, AVITA Therapeutics, Inc. (the Company) issued a press release announcing a correction in the time for the adjourned 2020 Annual Stockholder Meeting (the Adjourned Annual Meeting), due to the change in daylight savings time Pacific Time in the United States, it results in change in time in Australian Eastern Daylight Time (AEDT) from 7:00 am to 8:00 am on Tuesday, November 10, 2020 and remains unchanged at 1:00 pm Pacific Time on Monday, November 9, 2020.

Therefore, the Adjourned Annual Meeting will be held 8:00 am (AEDT) on Tuesday, November 10, 2020 and 1:00 pm (Pacific Time) on Monday, November 9, 2020.

Stockholders who have any questions or require any assistance with how to complete a proxy or CDI Voting Instruction Form or who do not have the required materials, may contact Okapi Partners by telephone (toll-free within North America) at (877) 629-6356 or (call collect outside North America) at (212) 297-0720 or by email at info@okapipartners.com.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the Annual Meeting to be held on November 9, 2020 (Pacific Time) (being November 10, 2020 (AEDT)). In connection with the Annual Meeting, the Company filed a definitive proxy statement with the SEC on September 25, 2020. BEFORE MAKING ANY VOTING DECISIONS, STOCKHOLDERS AND CDI HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR THE AUSTRALIAN SECURITIES EXCHANGE (“ASX”), BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING. The definitive proxy statement was mailed to stockholders and CDI holders entitled to vote at the Annual Meeting. No changes have been made to the proposals to be voted on by stockholders at the Annual Meeting. The Company’s proxy statement and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at https://www.sec.gov/Archives/edgar/data/1762303/000119312520254171/d37466ddef14a.htm or on the Company’s website at www.avitamedical.com. The proxy statement and any other materials filed by the Company with the ASX can be obtained free of charge at the ASX’s website www.asx.com.au and also the Company’s website at www.avitamedical.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

99.1	Press release of AVITA Therapeutics, Inc. dated November 4, 2020

SIGNATURES

Pursuant to the requirements of the Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVITA THERAPEUTICS, INC.
(Registrant)

Date: November 4, 2020	/s/ David McIntyre
Name: David McIntyre
Title: Chief Financial Officer